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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (date of earliest event reported): December 10, 2004

                                    USEC Inc.
             (Exact name of registrant as specified in its charter)


                                     1-14287
                            (Commission file number)


         Delaware                                        52-2107911
 (State of incorporation)                   (I.R.S. Employer Identification No.)


                               2 Democracy Center
                              6903 Rockledge Drive
                               Bethesda, MD 20817
                                 (301) 564-3200



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 10, 2004, USEC Inc. ("USEC") entered into a Memorandum of Agreement (the "MOA") with the United States Department of Energy ("DOE") regarding the processing of affected inventory.

The MOA obligates USEC to process a certain amount of out-of-specification uranium and to make preparations for the shipment of approximately 623 metric tons of out-of-specification uranium from the Paducah Gaseous Diffusion Plant to the Portsmouth Gaseous Diffusion Plant. Out of specification means that the uranium would not meet the industry standard as defined in the American Society for Testing and Materials specification "Standard Specification for Uranium Hexaflouride for Enrichment." The MOA obligates DOE to transfer to USEC 900 metric tons of natural uranium hexaflouride; USEC will sell this natural uranium and use the proceeds from such sales to cover its costs incurred under the MOA. USEC will not earn a fee for processing the out-of-specification uranium, and must return to DOE any proceeds from the sale of the transferred natural uranium that exceed USEC's costs under the MOA.

The MOA also obligates USEC to use as feed material certain uranium that continues to be out-of-specification after one or two attempts to process the material, and to provide DOE with an equivalent quantity of natural uranium hexaflouride in exchange for such out-of-specification uranium. The MOA requires that USEC use its best efforts to complete its processing obligations and use this feed material by December 31, 2006. In the event operations or feed scheduling circumstances preclude use of the feed under that schedule, USEC may delay the return to DOE of an equivalent quantity of natural uranium by up to 180 days, but no more than 360 days from the date of processing.

The MOA permits USEC to cease performance of its obligations under the MOA, upon 120 days advance written notice, if USEC determines in good faith that the costs of continued processing will exceed the proceeds from the sale of the uranium transferred to USEC from DOE.

The MOA contemplates that USEC and DOE will enter into an amendment to the MOA for continued processing of additional amounts of USEC and DOE out-of-specification natural uranium.

The foregoing summary of the MOA is qualified in its entirety by reference to the MOA, a copy of which is filed as Exhibit 10.75.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number              Description
-------             -----------

10.75 Memorandum of Agreement between USEC Inc. and the United States Department of Energy, dated as of December 10, 2004, for the Continued Operation of the Portsmouth S&T Facilities for the Processing of Affected Inventory in Fiscal Year 2005 and Thereafter.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              USEC Inc.


December 16, 2004             By /s/  Ellen C. Wolf
                                 ------------------------------------
                                 Name:  Ellen C. Wolf
                                 Title: Senior Vice President and
                                        Chief Financial Officer
                                 (Principal Financial and Accounting Officer)








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                                  EXHIBIT INDEX


Exhibit
Number              Description
-------             -----------

10.75 Memorandum of Agreement between USEC Inc. and the United States Department of Energy, dated as of December 10, 2004, for the Continued Operation of the Portsmouth S&T Facilities for the Processing of Affected Inventory in Fiscal Year 2005 and Thereafter.








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